UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2007 (May 22, 2007)

HOSPITALITY PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-11527 (Commission File Number)	04-3262075 (IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)

617-964-8389
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 22, 2007, Hospitality Properties Trust issued a press release announcing the extension of its exchange offer for its 5.625% Senior Notes due 2017 until June 5, 2007 at 5:00 p.m., New York City time. A copy of the press release is provided as Exhibit 99.1 to this Current Report, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated May 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST By: /s/ Mark L. Kleifges
Mark L. Kleifges Treasurer and Chief Financial Officer

Dated: May 22, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 22, 2007